FIRST AMENDMENT TO ADVISORY AND CONSULTING SERVICES AGREEMENT
This First Amendment to Advisory and Consulting Services Agreement (this “Amendment”) is entered into as of April 7, 2023 by and between Open Lending Corporation, a Delaware corporation (the “Company”), and Ross M. Jessup (the “Consultant”).
WHEREAS, on October 17, 2022, the Company entered into an Advisory and Consulting Services Agreement (the “Agreement”) with the Consultant, pursuant to which the Consultant has offered the services specified in Section 2 of the Agreement;
WHEREAS, the Company and the Consultant each desire to enter into this Amendment to extend the term of the Agreement for six (6) additional months; and
WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and promises made by the parties hereto, the Consultant and the Company (individually, each a “Party” and collectively, the “Parties”) covenant and agree as follows:

1. Amendment to Section 1 of the Agreement
Section 1 of the Agreement is hereby deleted in its entirety and restated as follows:
“1. Term
This Agreement shall begin on the Effective Date and continue for a duration of twelve (12) months or until terminated, in writing, by either Party (the “Term”). The Term shall be automatically extended for successive periods of six (6) months each, unless either Party gives written notice of its intent not to renew not less than ten (10) days before the end of the Term or such successive period. Either Party may terminate this Agreement for any reason with ten (10) days’ written notice to the other Party.”
2. Effectiveness of the Agreement
All other provisions of the Agreement shall remain in effect.
[Signature page follows]

IN WITNESS WHEREOF, each of the Parties has executed this Amendment as of the date first written above.

OPEN LENDING CORPORATION

By: /s/ Charles D. Jehl
    Name: Charles D. Jehl
    Title: Chief Financial Officer

CONSULTANT

By: /s/ Ross M. Jessup
    Name: Ross M. Jessup

[Signature page to Advisory and Consulting Services Agreement]